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                                                                   EXHIBIT 10.33


                        ADDENDUM TO EMPLOYMENT AGREEMENT

The Employment Agreement between The viaLink Company ("viaLink") and Lewis B. Kilbourne dated the 1st day of October, 1998 is amended as follows:

    1. Effective as of the 1st day of October, 2000, the annualized salary set forth in Section 4.1 of said Employment Agreement shall be increased to Three Hundred thousand dollars ($310,000).

    2. Except as amended herein, no further changes are made to the Employment Agreement and the same remains in full force and effect.


The viaLink Company                                 Lewis B. Kilbourne



By: /s/ SUE A. HALE                                 /s/ LEWIS B. KILBOURNE
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   Sue A. Hale

Its: Chair of the Compensation Committee            Lewis B. Kilbourne




Date:  SEPT. 25, 2000                               Date:  SEPT. 25, 2000
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